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                                                                    Exhibit 10.7


                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT is entered into as of August 22, 1997 by and between Centocor, Inc., a Pennsylvania corporation ("Centocor" or the "Holder") and Centocor Diagnostics, Inc., a Pennsylvania corporation (the "Company").

                                   RECITALS:

     Centocor is a corporation duly organized under the laws of the Commonwealth of Pennsylvania, with its principal executive offices located in Malvern, Pennsylvania. The Company is a corporation, formed under the laws of the Commonwealth of Pennsylvania, with its principal executive offices located in Malvern, Pennsylvania.

     Centocor currently owns all of the outstanding shares of common stock of the Company. The Company is contemplating the issuance of shares of the Company's Class A Common Stock in an initial public offering pursuant to a Registration Statement on Form S-1. After such offering, Centocor will be the beneficial and record owner of 7,100,000 shares of the Company's Class B Common Stock, which are convertible into 7,100,000 shares of the Class A Common Stock.

     In conjunction with the offering, Centocor and the Company desire to enter into this Agreement to provide Centocor with certain registration rights as provided herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. DEFINITIONS. As used herein, each of the following terms shall have the respective meaning assigned to it below:

     "Affiliate" shall mean any Person that directly or indirectly controls, is con trolled by, or is under common control with such Person. A Person shall be deemed to control another Person if such Person owns 50% or more of the equity interests in the "controlled" Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock or partnership interests, by contract, agreement or understanding (whether oral or written), or otherwise.

     "Class A Common Stock" shall mean the Company's $.01 par value Class A Common Stock.

     "Class B Common Stock" shall mean the Company's $.01 par value Class B Common Stock.
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     "Designated Transferee" shall have the meaning set forth in Section 10 hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor act then in effect.

     "Holders" shall mean Centocor, any Affiliate of Centocor (other than the Company) and any Designated Transferees who are holders of record of any Registrable Shares, and any combination of one or more such Holders.

     "NASD" shall mean the National Association of Securities Dealers, Inc.

     "Person" shall mean any individual, corporation, association, partnership, group (as defined in Section 13(d)(3) of the Exchange Act), limited liability company, joint venture, business trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Registrable Shares" shall mean (i) the 7,100,000 shares of Class A Common Stock that would result upon the conversion of the 7,100,000 shares of Class B Common Stock owned by Centocor on the date of this Agreement, and (ii) any shares of Class A Common Stock acquired by a Holder directly or upon exercise of conversion of any equity securities of the Company issued or distributed after the date of this Agreement to a Holder in respect of Registrable Shares by way of any stock dividend, stock split or other distribution or any recapitalization or reclassification. As to any particular Registrable Share, such Registrable Share shall cease to be a Registrable Share when (x) it shall have been sold, transferred or otherwise disposed of or exchanged pursuant to a registration statement under the Securities Act; (y) it shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act; or (z) it shall have been sold or transferred to a Person other than a Designated Transferee in a private transaction effected other than pursuant to a registration statement.

     "Registration Expenses" shall have the meaning set forth in Section 7(a) hereof.

     "SEC" shall mean the United States Securities and Exchange Commission or any successor agency thereto.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor act then in effect.

     2.   REGISTRATION ON REQUEST.

     (A) REQUEST BY HOLDERS. Upon the written request of the Holders of at least 10% of the Registrable Shares then outstanding that the Company effect the registration under the Securities Act of all or part of such Holders' Registrable Shares, and specifying the amount (which shall not be less than 10% of the Registrable Shares

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then outstanding in the aggregate) and the intended method of disposition thereof, the Company shall, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of: (i) the Registrable Shares that the Company has been so requested to register by Holders of at least 10% of the Registrable Shares; and (ii) all other Registrable Shares that the Company has been requested to register by any other Holder thereof by written request received by the Company within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Shares); provided, however, that the Company shall not be obligated to file a registration statement relating to a registration request under this Section 2(a) if the registration request is delivered (x) after delivery of a notice by the Company of an intended registration and prior to the effective date of the registration statement referred to in such notice, or (y) within a period of 90 days after the effective date of any other registration statement of the Company requested by a Holder pursuant to this Section 2 or pursuant to which the Holders included Registrable Shares.

     (B) PRIORITY IN REQUESTED REGISTRATIONS. If a requested registration pursuant to this Section 2 involves an underwritten offering and the managing underwriter in good faith advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company that are not Registrable Shares) exceeds the largest number of securities that can be sold in such offering without having an adverse effect on such offering (including the price at which such securities can be sold), then the Company shall include in such registration (i) first, 100% of the Registrable Shares requested to be registered pursuant to
Section 2(a) hereof (provided that if the number of Registrable Shares requested to be registered pursuant to Section 2(a) hereof exceeds the number that the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such Registrable Shares to be included in such registration by the Holders shall be allocated pro rata among such Holders on the basis of the relative number of Registrable Shares each such Holder has requested to be included in such registration); (ii) second, to the extent that the number of Registrable Shares requested to be registered pursuant to Section 2(a) hereof is less than the number of securities that the Company has been advised can be sold in such offering without having the adverse effect referred to above, such number of shares of equity securities the Company requests to be included in such registration; and (iii) third, to the extent that the number of Registrable Shares requested to be included in such registration pursuant to Section 2(a) hereof and the number of securities that the Company proposes to sell for its own account are, in the aggregate, less than the number of equity securities that the Company has been advised can be sold in such offering without having the adverse effect referred to above, such number of other securities proposed to be sold by any other Person that, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above (provided that if the number of such securities of such other Person requested to be registered exceeds the number that the Company has been advised can be sold in such offering without having the adverse effect referred to

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above, the number of such securities to be included in such registration pursuant to this Section 2(c) shall be allocated pro rata among all such other Persons on the basis of the relative number of securities each such other Person has requested to be included in such registration).

     (C) ADDITIONAL RIGHTS. If the Company shall at any time grant to any other holder of equity securities of the Company any rights to request the Company to effect the registration of any such shares of equity securities on terms more favorable to such other Person than the terms set forth in this Section 2 and in
Section 5 hereof, the terms of this Section 2 and of Section 5 hereof shall be deemed amended or supplemented to the extent necessary to provide the Holders such more favorable rights and benefits. In no event shall the Company grant to any person any rights to request the Company to effect the registration of any shares of equity securities of the Company on terms that are adverse to rights of the Holders set forth in this Section 2 and in Section 3 hereof.

     3.   INCIDENTAL REGISTRATIONS.

     (A) RIGHT TO INCLUDE REGISTRABLE SHARES. Each time the Company shall determine to file a registration statement under the Securities Act in connection with a proposed offer and sale for cash of any equity securities (other than an offering of debt securities that are convertible into equity securities or an offering of equity securities pursuant to a benefit plan established for employees, directors or consultants of the Company) either by it or by any holders of its outstanding equity securities, the Company shall give prompt written notice of its determination to each Holder and of such Holder's rights under this Section 3, at least 60 days prior to the anticipated filing date of such registration statement. Upon the written request of any Holder made within 30 days after the receipt of any such notice from the Company (which request shall specify the number of Registrable Shares intended to be disposed of by such Holder), the Company shall use its best efforts to effect the registration under the Securities Act of all Registrable Shares that the Company has been so requested to register by the Holders thereof, to the extent required to permit the disposition of the Registrable Shares so to be registered; provided, however, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Shares and thereupon shall be relieved of its obligation to register any Registrable Shares in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); and (ii) if such registration involves an underwritten offering, all Holders of Registrable Shares requesting to be included in the Company's registration must sell their Registrable Shares to the underwriters on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be

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customary or appropriate in combined primary and secondary offerings.  If a registration requested pursuant to this Section 3(a) involves an underwritten public offering, any Holder of Registrable Shares requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. No registration effected under this Section 3 shall relieve the Company of its obligations to effect registrations upon request under Section 2 hereof.

     (B) PRIORITY IN INCIDENTAL REGISTRATIONS. If a registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter in good faith advises the Company in writing that, in its opinion, the number of securities that the Company, the Holders and any other Persons intend to include in such registration exceeds the largest number of securities that can be sold in such offering without having an adverse effect on such offering (including the price at which such securities can be sold), then the Company shall include in such registration (i) first, 100% of the securities the Company proposes to sell for its own account; (ii) second, to the extent that the number of securities that the Company proposes to sell is less than the number of securities that the Company has been advised can be sold in such offering without having the adverse effect referred to above, such number of Registrable Shares that the Holders have requested to be included in such registration pursuant to Section 3(a) hereof and that, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above; and (iii) third, to the extent that the number of securities that are to be included in such registration pursuant to clauses (i) and (ii) is, in the aggregate, less than the number of securities that the Company has been advised can be sold in such offering without having the adverse effect referred to above, such number of other securities requested to be included in the offering for the account of any other Persons that, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above.

     4.   HOLDBACK AGREEMENTS.

     (A) AGREEMENTS OF THE HOLDERS. If any registration of Registrable Shares shall be in connection with an underwritten public offering, the Holders shall not effect any public sale or distribution (except in connection with such public offering) of any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), during the 180-day period (or such lesser period as the managing underwriter may permit) beginning on the effective date of such registration, if, and to the extent, the managing underwriter of any such offering determines such action is necessary or desirable to effect such offering; provided, however, that each Holder has received the written notice required by Section 3(a) hereof; provided, however, that each Holder shall not be obligated to comply with such restrictions arising as a result of an underwritten public offering subject to
Section 4 hereof more than once in any 12-month period.

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     (B)  AGREEMENT OF THE COMPANY.  If any registration of Registrable Shares shall be in connection with any underwritten public offering, the Company shall not effect any public sale or distribution (except in connection with such public offering) of any of its equity securities or of any security convertible into or exchangeable or exercisable for any of its equity securities (in each case other than as part of such underwritten public offering) during the 180-day period (or such lesser period as the managing underwriter may permit) beginning on the effective date of such registration, and the Company shall use its best efforts to cause each member of the management of the Company who holds any equity security and each other holder of 5% or more of the outstanding shares of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Company purchased from the Company (at any time other than in a public offering) to so agree.

     5.   REGISTRATION PROCEDURES.

     (A) REGISTRATION. If and whenever the Company is required by the provisions of Sections 2 or 3 hereof to use its best efforts to effect or cause the registration of Registrable Shares, the Company shall as expeditiously as possible:

     (i) prepare and, in any event within 60 days after the end of the 30-day period within which a request for registration may be given to the Company as specified in Sections 2(a) and 3(a) hereof, file with the SEC a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective;

     (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 270 days and to comply with the provisions of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder with respect to the disposition of all the securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Holders thereof set forth in such registration statement; provided, however, that (A) before filing a registration statement (including an initial filing) or prospectus, or any amendments or supplements thereto, the Company shall furnish to one counsel selected by the Holders of a majority of the Registrable Shares covered by such registration statement copies of all documents proposed to be filed, which documents shall be subject to the review and comment of such counsel, and (B) the Company shall notify each Holder of Registrable Shares covered by such registration statement of any stop order issued or threatened by the SEC, any other order suspending the use of any preliminary prospectus or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, and take all reasonable actions required to prevent the entry of such stop order, other order or suspension or to remove it if entered;

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     (iii) furnish to each Holder and each underwriter, if applicable, of
Registrable Shares covered by such registration statement such number of copies of the registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as each Holder of Registrable Shares covered by such registration statement may reasonably request in order to facilitate the disposition of the Registrable Shares by such Holder;

     (iv) use its best efforts to register or qualify such Registrable Shares covered by such registration statement under the state securities or blue sky laws of such jurisdictions as each Holder of Registrable Shares covered by such registration statement and, if applicable, each underwriter, may reasonably request, and do any and all other acts and things which may be reasonably necessary to consummate the disposition in such jurisdictions of the Registrable Shares owned by such Holder, except that the Company shall not for any purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified;

     (v) use its best efforts to cause such Registrable Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Shares;

     (vi) if at any time when a prospectus relating to the Registrable Shares is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, immediately give written notice thereof to each Holder and the managing underwriter or underwriters, if any, of such Registrable Shares and prepare and furnish to each such Holder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (vii) use its best efforts to list any portion of such Registrable Shares not already listed on any securities exchange on which similar securities of the Company are then listed, and enter into customary agreements including a listing application and indemnification agreement in customary form, provided that the applicable listing requirements are satisfied, and provide a transfer agent and registrar for such Registrable Shares covered by such registration statement not later than the effective date of such registration statement;

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     (viii) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as each Holder of Registrable Shares being sold or the underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares, including customary indemnification and opinions;

     (ix) use its best efforts to obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the Holders of the Registrable Shares being sold or the underwriters retained by such Holders shall reasonably request;

     (x) make available for inspection by representatives of any Holder of Registrable Shares covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by such Holders or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries' officers, directors and employees to supply all information and respond to all inquiries reasonably requested by such Holders or any such representative, underwriter, attorney, accountant or agent in connection with such registration statement;

     (xi) promptly prior to the filing of any document that is to be incorporated by reference into the registration statement or the prospectus (after initial filing of the registration statement), provide copies of such document to counsel to the Holders of Registrable Shares covered by such registration statement and to the managing underwriter, if any, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such Holders or underwriter may reasonably request;

     (xii) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

     (xiii) not later than the effective date of the applicable registration statement, use its best efforts to provide a CUSIP number for any portion of such Registrable Shares not already included in a CUSIP number for similar securities of the Company, and provide the applicable transfer agents with printed certificates for the Registrable Shares which are in a form eligible for deposit with the Depository Trust Company;

     (xiv) notify counsel for the Holders of Registrable Shares included in such registration statement and the managing underwriter or underwriters, if any, immedi-

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ately and confirm the notice in writing (A) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement or amendment to the prospectus shall have been filed, (B) of the receipt of any comments from the SEC and (C) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information; and

     (xv) cooperate with each seller of Registrable Shares and each underwriter, if any, participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the NASD.

     (B) SUSPENSION OF SALES OF REGISTRABLE SHARES. Each Holder of Registrable Shares hereby agrees that, upon receipt of any notice from the Company of the happening of any event of the type described in Section 5(a)(vi) hereof, such Holder shall forthwith discontinue disposition of such Registrable Shares covered by such registration statement or related prospectus until such Holder's receipt of the copies of the supplemental or amended prospectus contemplated by
Section 5(a)(vi) hereof, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in
Section 5(a)(ii) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 5(a)(vi) hereof and including the date when such Holder shall have received the copies of the supplemental or amended prospectus contemplated by
Section 5(a)(vi) hereof. If for any other reason the effectiveness of any registration statement filed pursuant to Section 2 hereof is suspended or interrupted prior to the expiration of the time period regarding the maintenance of the effectiveness of such registration statement required by Section 5(a)(ii) hereof so that Registrable Shares may not be sold pursuant thereto, the applicable time period shall be extended by the number of days equal to the number of days during the period beginning with the date of such suspension or interruption to and ending with the date when the sale of Registrable Shares pursuant to such registration statement may be recommenced.

     (C) INFORMATION REGARDING THE HOLDERS. Each Holder hereby agrees to provide the Company, upon receipt of its request, with such information about such Holder to enable the Company to comply with the requirements of the Securities Act and to execute such certificates as the Company may reasonably request in connection with such information and otherwise to satisfy any requirements of law.

     6.   UNDERWRITTEN REGISTRATIONS.  Subject to the provisions of Sections
2 and 3 hereof, any of the Registrable Shares covered by a registration statement may be sold in an underwritten offering at the discretion of the Holder thereof. In the case of an underwritten offering pursuant to Section 3 hereof, the managing underwriter that will administer the offering shall be selected by the Company; provided, however,

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that such managing underwriter shall be reasonably satisfactory to the Holders of a majority of the Registrable Shares to be registered. In the case of any underwritten offering pursuant to Section 2 hereof, the managing underwriter that will administer the offering shall be selected by the Holders of a majority of the Registrable Shares to be registered; provided, however, that such underwriter shall be reasonably satisfactory to the Company.

     7.   EXPENSES.

     (A) EXPENSES PAYABLE BY THE COMPANY. Subject to Section 7(b) hereof, the Company shall pay all fees, costs and expenses of the first three registrations pursuant to Section 2 hereof, and of all registrations pursuant to Section 3 hereof, including all SEC and stock exchange or NASD registration and filing fees and expenses, reasonable fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules of the NASD, fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters, if any, in connection with blue sky qualifications of the Registrable Shares), rating agency fees, printing expenses (including expenses of printing certificates for Registrable Shares and prospectuses), messenger, telephone and delivery expenses, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange or national market system on which similar securities issued by the Company are then listed, fees and disbursements of counsel for the Company and not more than one counsel for the Holders whose shares are included in the respective registration statement and all independent certified public accountants (including the expenses of any annual audit, special audit and "cold comfort" letters required by or incident to such performance and compliance), the fees and disbursements of the underwriters customarily paid by issuers or sellers of securities (including expenses relating to "road shows" and other marketing activities), the reasonable fees and expenses of special experts required to be retained by the Company in connection with such registration, and the reasonable fees and expenses of other Persons required to be retained by the Company (collectively, "Registration Expenses"); provided, however, that Registration Expenses shall not include (i) any allocation of the overhead of the Company, including any allocation of the compensation or benefits of employees of the Company that assist in a registration, (ii) any other expense to the extent it would have been incurred by the Company in the absence of any sale of securities in connection with a registration pursuant to this Agreement (including the cost of the Company's annual audit), or (iii) any expenses for any registration proceeding begun pursuant to Section 2 hereof and subsequently withdrawn by the Holder requesting such registration.

     (B) FEES AND EXPENSES PAYABLE BY THE HOLDERS. The Holders shall pay the following: (i) any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Shares by the Holders pursuant to this Agreement, (ii) all fees, costs and expenses of counsel to the Holders in connection with any registration pursuant to this Agreement except as provided in Section 7(a) hereof, (iii)

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all fees, costs and expenses for any registration proceeding begun pursuant to
Section 2 hereto and subsequently withdrawn by the Holders requesting such registration and (iv) all Registration Expenses for any registrations in excess of three pursuant to Section 2 hereof.

     8.   INDEMNIFICATION.

     (A) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act pursuant to Sections 2 or 3 hereof, the Company shall, and it hereby does, indemnify and hold harmless, to the extent permitted by law, each of the Holders of any Registrable Shares covered by such registration statement, each Affiliate of such Holder (other than the Company) and their respective directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld) to which any Indemnified Party may become subject under the Securities Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereof,
(ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company shall reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereof or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder specifically for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and shall survive the transfer of such securities by such Holder.

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

     (B) INDEMNIFICATION BY THE HOLDERS AND THE UNDERWRITERS. The Company may require, as a condition to including any Registrable Shares in any registration statement filed in accordance with Section 2 or 3 hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the Holders of such Registrable Shares or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 8(a) hereof) the Company with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to the Holders of the Registrable Shares being registered or such underwriter furnished to the Company by such Holders or such underwriter specifically for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing; provided, however, that no such Holder shall be liable for any indemnity claims in excess of the amount of the net proceeds received by such Holder from the sale of Registrable Shares. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective Affiliates (other than the Company), directors, officers or controlling Persons, and shall survive the transfer of such securities by such Holder.

     (C) NOTICES OF CLAIMS, ETC. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 8, such Indemnified Party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 8, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Indemnified Party shall have the right, at the sole cost and expense of the indemnifying party, to employ counsel to represent the Indemnified Party and its respective controlling persons, directors, officers, employees or agents who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against such indemnifying party under this Section 8 if (i) the employment of such counsel shall have been authorized in writing by such indemnifying party in connection with the defense of such action, (ii) the indemnifying party shall not have promptly employed counsel reasonably satisfactory to the Indemnified Party to assume the defense of such action or counsel, or
(iii) any Indemnified Party shall have reasonably concluded that there may be defenses available to such Indemnified Party or its respective controlling persons, directors, officers, employees or agents which are in conflict with or in addition to those available to an indemnifying party; provided, further, that the indemnifying party shall not be obligated to pay for more than the expenses of one firm of separate counsel for the Indemnified Party (in addition to the reasonable fees and expenses of one firm serving as local counsel). No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     (D)  CONTRIBUTION.  If the indemnification provided for in this Section
8 shall for any reason be unavailable to any Indemnified Party under Section 8(a) or 8(b) hereof or is insufficient to hold it harmless in respect of any loss, claim, damage or liability, or any action in respect of any loss, claim, damage or liability, or any action in respect thereof referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability, or action in respect thereof (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Indemnified Party and indemnifying party or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Indemnified Party and indemnifying party with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. Notwithstanding any other provision of this Section 8(d), no Holder of Registrable Shares shall be required to contribute an amount greater than the dollar amount of the proceeds received by such Holder with respect to the sale of any such Registrable Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (E) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 8 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Shares with respect to any required registration or other qualification of securities under any federal or state law or regulation other than the Securities Act.

     (F)  NON-EXCLUSIVITY.  The obligations of the parties under this
Section 8 shall be in addition to any liability that any party may otherwise have to any other party.

     9. RULE 144. The Company covenants that it will file in a timely manner the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Shares, make publicly available such information), and it will take such further action as any Holder of Registrable Shares may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Shares, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

     10. ASSIGNABILITY. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as provided herein, neither party may assign any of its rights or delegate any of its duties under this Agreement without the express consent of the other party hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement that are for the benefit of the Holder hereto other than the Company shall also be for the benefit of and enforceable by any of the subsequent Holders of any Registrable Shares, subject to the provisions contained herein. Any of the Holders may assign any of its rights or delegate any of its duties under this Agreement, in whole or in part, without any prior consent of the Company only to a Person (a "Designated Transferee") who is either (a) an Affiliate of Centocor or (b) is a transferee of Registrable Shares (whether through purchase, share exchange, bequest or otherwise) and who agrees to be bound by the terms of this Agreement.

     11. NOTICES. Any and all notices, designations, consents, offers, acceptances or any other communications shall be given in writing by either (a) personal delivery to and receipted for by the addressee or by (b) telecopy or registered or certified mail which shall be addressed, in the case of the Company, to: 244 Great Valley Parkway, Malvern, Pennsylvania 19355-1307, attention: Chief Financial Officer; in the case of Holders, to the address or addresses thereof appearing on the books of the Company or of the transfer agent and registrar for its Class A Common Stock or Class B Common Stock, as the case may be. All such notices and communications shall be deemed to have been duly given and effective (x) when delivered by hand, if personally delivered; (y) two business days after being deposited in the mail, postage prepaid, if mailed; and
(z) when receipt is confirmed, if telecopied.

     12. NO INCONSISTENT AGREEMENTS. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement.

     13. SPECIFIC PERFORMANCE. The Company acknowledges that the rights granted to the Holders in this Agreement are of a special, unique and extraordinary character, and that any breach of this Agreement by the Company could not be compensated for by damages. Accordingly, if the Company breaches its obligations under this Agreement, the Holders shall be entitled, in addition to any other remedies that they may have, to enforcement of this Agreement by a decree of specific performance requiring the Company to fulfill its obligations under this Agreement.

     14. SEVERABILITY. If any provision of this Agreement or any portion thereof is finally determined by a court of competent jurisdiction to be unlawful or unenforceable, such provision or portion thereof shall in no way affect any other provision of this Agreement, the application of any such provision and any other circumstances, and any portion of such invalidated provision that is not invalidated by such a determination shall remain in full force and effect.

     15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

     16. DEFAULTS. A default by any party to this Agreement in such party's compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party.

     17. AMENDMENTS, WAIVERS. This Agreement may not be amended, modified or supplemented and no waivers of or consents to or departures from the provisions hereof may be given unless consented to in writing by the Company and the holders of a majority of the Registrable Shares; provided, however, that no such amendment, supplement, modification or waiver shall deprive any Holder of any rights under Section 2 or 3 hereof without the consent of such Holder.

     18. CONSTRUCTION. The captions contained in this Agreement are for reference purposes only and shall not constitute a part of this Agreement. Unless the context requires otherwise, the use of the masculine shall include the feminine, and the use of the singular shall include the plural.

     19. THIRD PARTY BENEFICIARIES. Except as expressly provided in this Agreement, the parties hereto intend that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto.

     20. ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties hereto with respect to the transactions contemplated herein and understandings among the parties relating to the subject matter hereof.
Any and all previous agreements and understandings between or among the parties hereto regarding the subject matter hereof are, whether written or oral, superseded by this Agreement.

     21. GOVERNING LAW. This Agreement is made pursuant to and shall be construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to that state's conflicts of laws principles. The parties hereto submit to the non-exclusive jurisdiction of the Courts of the Commonwealth of Pennsylvania in any action or proceeding arising out of or relating to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date first written above.


                                        CENTOCOR DIAGNOSTICS, INC.


                                        By:  /s/ R. James Danehy
                                           -------------------------------

                                           Title: President
                                                 -------------------------


                                        CENTOCOR, INC.


                                        By:  /s/ Dominic J. Caruso
                                           -------------------------------

                                           Title: Vice President - Finance
                                                  and Chief Financial Officer
                                                 ----------------------------